UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2019
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________

Illinois (State or other jurisdiction of Incorporation)	001-35077 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)
9700 West Higgins Road Rosemont, Illinois (Address of principal executive offices)		60018 (Zip Code)
Registrant’s telephone number, including area code (847) 939-9000
N/A
(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On May 27, 2019, an indirect subsidiary of Wintrust Financial Corporation (“Wintrust”), First Insurance Funding of Canada Inc. (“First Canada) entered into the Sixth Amending Agreement, dated as of May 27, 2019 (the “Amendment”) to the Receivables Purchase Agreement dated as of December 16, 2014 (as amended, the “Receivables Purchase Agreement”) by and between First Canada and CIBC Mellon Trust Company, in its capacity as trustee of Plaza Trust (“Plaza Trust”), by its financial services agent, Royal Bank of Canada.
Pursuant to the Amendment, the commitment maturity date of the Receivables Purchase Agreement has been extended to December 15, 2020 and the facility limit has been increased from $210 million to $280 million. In addition, the Amendment includes technical and ministerial changes.
Additionally, pursuant to a Performance Guarantee dated as of December 16, 2014, and confirmed as of May 27, 2019, made by Wintrust in favor of Plaza Trust, Wintrust guarantees the performance of First Canada of its obligations under the Receivables Purchase Agreement (“Fourth Amendment of Performance Guarantee”) and any subsequent amendments thereto.
Lastly, a Fee Letter by Plaza Trust dated May 27, 2019 replaces the fee letter dated February 15, 2019 (“Amendment of Fee Letter”) and modifies the fund costs, rates, notices and fees.
The foregoing descriptions of the Amendment, Fourth Amendment of Performance Guarantee, and Amendment of Fee Letter are qualified in their entirety by the full text of such agreements, which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Sixth Amending Agreement, dated as of May 27, 2019 by and between First Insurance Funding of Canada Inc. and CIBC Mellon Trust, in its capacity as trustee of Plaza Trust, by its Financial Service Agent, Royal Bank of Canada.

10.2	Performance Guarantee Confirmation made as of May 27, 2019 by Wintrust Financial Corporation in favor of CIBC Mellon Trust Company, Plaza Trust.
10.3
Fee Letter dated as of May 27, 2019 by CIBC Mellon Trust, in its capacity as trustee of Plaza Trust, by its Financial Service Agent, Royal Bank of Canada and acknowledged by First Insurance Funding of Canada Inc.

EXHIBIT INDEX

Exhibit No.	Description
10.1
Sixth Amending Agreement, dated as of May 27, 2019 by and between First Insurance Funding of Canada Inc. and CIBC Mellon Trust, in its capacity as trustee of Plaza Trust, by its Financial Service Agent, Royal Bank of Canada.

10.2	Performance Guarantee Confirmation made as of May 27, 2019 by Wintrust Financial Corporation in favor of CIBC Mellon Trust Company, Plaza Trust.
10.3
Fee Letter dated as of May 27, 2019 by CIBC Mellon Trust, in its capacity as trustee of Plaza Trust, by its Financial Service Agent, Royal Bank of Canada and acknowledged by First Insurance Funding of Canada Inc.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ Kathleen M. Boege
Kathleen M. Boege Executive Vice President, General Counsel and Corporate Secretary

Date: May 29, 2019

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